Post balance sheet events	12 Months Ended
Dec. 31, 2024
Post balance sheet events
Post balance sheet events

29.Post balance sheet events

On 27 February 2025, the Board proposed a final dividend of 4.6p per ordinary share for a total amount of £419m. Subject to shareholder approval at the Company’s AGM, this dividend will be paid on 5 June 2025 to holders of ordinary shares and ADSs on the register as of 25 April 2025. The dividend will be paid out of retained profits.